SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                   CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) June 24, 1999
                                  -------------




                           GENERAL MOTORS CORPORATION
            -----------------------------------------------------
            (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                         Identification No.)




   100 Renaissance Center, Detroit, Michigan                 48243-7301
3044 West Grand Boulevard, Detroit, Michigan                 48202-3091
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  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313)-556-5000
                                                         --------------

















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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c) Exhibits

      Exhibit 3(i) Restated Certificate of Incorporation of General Motors Corporation included herein, as amended to June 24, 1999 by adding Appendix D.

      Exhibit 3(ii) By-Laws, as amended to August 2, 1999, reflecting amendment to Section 1.1 of Article 1, as described below:

      Section                       Amendment
      -------                       ---------

      1.1                           Annual

      Changed the day of            The annual meeting of stockholders for the
      Meeting from Monday to        election of directors, ratification or
      Tuesday                       rejection of the selection of auditors
                                    and the  transaction  of such other business
                                    as  may  properly  be  brought   before  the
                                    meeting shall be held on the first Tuesday in June in each year, or on such other date and such place and time as the chairman of the board or the board of directors shall designate.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
                                                    (Registrant)
Date    August 24, 1999
        -----------------
                                            By
                                            s/Peter R. Bible
                                            -------------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)

















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